Exhibit 10.1

DEBT CONVERSION AGREEMENT

This Debt Conversion Agreement made as of this 15th day of November, 2006 between FermaVir Pharmaceuticals, Inc., a Florida corporation (the “Company”) having a principal place of business at 420 Lexington Avenue, Suite 445, New York, NY 10170 and the parties who have executed this agreement (individually a “Creditor” and collectively the “Creditors”).

WHEREAS, the Company is obligated to each Creditor in the principal amount set forth on the signature page hereto (the “Obligation”) and the aggregate amount of the principal portion of the Obligations due to the Creditors is $1,069,000; and

WHEREAS, the Creditors are, severally, willing to release the Company from its obligation to pay the Obligations upon the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the terms, conditions and agreements contained in this Agreement, the parties agree as follows:

1.             ISSUANCE OF SECURITIES.

(a)           Each Creditor agrees to accept the number of shares of the Company’s common stock (“Shares”), calculated by dividing the Obligations by $0.75 per share, together with ten year warrants to by 50% of the number of shares of common stock for $1.00 per share in the form annexed hereto as Exhibit A (the “Warrants” and together with the Shares, the “Securities”), in full satisfaction of the Company’s obligation to repay the Obligations.  The Company agrees to issue and deliver the shares to Creditor at the address set forth on the signature page of this Agreement.

(b)           The certificate, in due and proper form, representing the Securities will bear a legend substantially in the following form:

“[NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [EXERCISABLE] [CONVERTIBLE]] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THESE SECURITIES AND THE SECURITIES ISSUABLE UPON [EXERCISE] [CONVERSION] OF THESE SECURITIES MAY BE PLEDGED IN

CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.”

(c)           The obligations of each Creditor under this Agreement are several and not joint with the obligations of any other Purchaser, and no Creditor shall be responsible in any way for the performance of the obligations of any other Creditor under this Agreement.  Nothing contained herein, and no action taken by any Creditor pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement.  Each Creditor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Creditor to be joined as an additional party in any proceeding for such purpose.  Each Creditor has been represented by its own separate legal counsel in their review and negotiation of this Agreement.

2.             CREDITOR’S REPRESENTATIONS AND WARRANTIES.

Each Creditor hereby acknowledges, represents and warrants to, and agrees with, the  Company (severally and not jointly) as follows:

(a)           The Creditor is acquiring the Securities for Creditor’s own account as principal, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities.

(b)           The Creditor acknowledges its understanding that the issuance of the Securities is intended to be exempt from  registration under the Act by virtue of Section 4(2) of the Securities Act of 1933, as amended (the “Act”) and the provisions of Regulation D thereunder.

(c)           The Creditor has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and  has no need for liquidity with respect to his investment in the Company.

(d)           The Creditor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Act (17 C.F.R. 230.501(a)) or is not a U.S. Person as defined under Regulation S.

(e)           The Creditor has made an independent investigation of the Company’s business, been provided an opportunity to obtain additional information concerning the Company Creditor deems necessary to make an investment decision and all other information to the extent the Company possesses such information  or can acquire it without unreasonable effort or expense.

(f)            The Creditor represents, warrants and agrees that Creditor will not sell or otherwise transfer the Securities unless registered under the Act or in reliance upon an exemption therefrom, and fully understands and agrees that Creditor must bear the economic risk of his purchase for an indefinite period of time because, among other reasons, the Securities or underlying securities have not been registered under the Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and under the applicable securities laws  of such states or an exemption from such registration is available.  The Creditor also understands that the Company is under no obligation to register the Securities on his behalf or to assist the Creditor in complying with any exemption from registration under the Act.  The Creditor further understands that sales or transfers of the Securities or underlying securities are restricted by the provisions of state securities laws.

(g)           The Creditor has not transferred or assigned an interest in the Obligations to any third party.

(h)           The foregoing representations, warranties and agreements shall survive the delivery of the Securities under this Agreement.

3.             COMPANY REPRESENTATIONS AND WARRANTIES.

The Company hereby acknowledges, represents and warrants to, and agrees with the Creditor as follows:

(a)           The Company has been duly organized, is validly existing and is in good standing under the laws of the State of Florida.  The Company has full corporate power and authority to enter into this Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by the United States Bankruptcy Code and laws effecting creditors rights, generally.

(b)           Subject to the performance by the Creditor of its obligations under this Agreement and the accuracy of the representations and warranties of the Creditor, the offering and sale of the shares will be exempt from the registration requirements of the Act.

(c)           The execution and delivery by the Company of, and the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement will not contravene any provision of applicable law or the charter documents of the Company or any agreement or other instrument binding upon the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement.

(d)           The foregoing representations, warranties and agreements shall survive the Closing.

4.             RELEASE.

Upon the delivery of the consideration to Creditor set forth in Section 1 of this Agreement, the Creditor releases and forever discharges the Company of and from all  and all manner of actions, suits, debts, sums of money, contracts, agreements, claims and demands at law or in equity, that Creditor had, or may have arising from the Obligations.

5.             MISCELLANEOUS.

(a)           Modification.   Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or  termination is sought.

(b)           Notices.   Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage  prepaid, in a United States mail letter box, registered or certified mail,  return receipt requested, addressed to such address as may be given herein, or  (b) delivered personally at such address.

(c)           Counterparts.   This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and  each of such counterparts shall, for all purposes, constitute one agreement  binding on all the parties, notwithstanding that all parties are not signatories  to the same counterpart.

(d)           Binding Effect.   Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the  parties and their heirs, executors, administrators, successors, legal representatives and assigns.  If the undersigned is more than one person, the obligation of the Investor shall be joint and several, and the agreements,  representations, warranties and acknowledgments herein contained shall be deemed  to be made by and be binding upon each such person and his heirs, executors,  administrators and successors.

(e)           Entire Agreement.   This instrument contains the entire agreement of the parties, and there are no representations, covenants or other  agreements except as stated or referred to herein.

(f)            Applicable Law.   This Agreement shall be governed and construed under the laws of the State of New York.

IN WITNESS WHEREOF, the Company and Creditors have caused this Agreement to be executed and delivered by their respective officers, thereunto duly authorized.

FERMAVIR PHARMACEUTICALS, INC.

By:
Geoffrey W. Henson, CEO

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGES FOR CREDITORS FOLLOW]

[CREDITOR SIGNATURE PAGES TO FERMAVIR DEBT CONVERSION AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Debt Conversion Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Creditor:	Golden Eye Biocapital Ltd.
Signature of Authorized Signatory of Creditor:
Name of Authorized Signatory:
Title of Authorized Signatory:
Email Address of Creditor:

Address for Notice of Creditor:

Address for Delivery of Securities for Creditor (if not same as above):

Amount of Obligations:

Principal:	$262,500
Interest:	$6,250
Total:	$268,750
Shares:	358,334
Warrants:	179,167

Description:

Number	Principal	Issued Date
FN-1	150,000	6/16/06
FN-3	75,000	9/22/06
FN-4	37,500	11/9/06

[SIGNATURE PAGES CONTINUE]

[CREDITOR SIGNATURE PAGES TO FERMAVIR DEBT CONVERSION AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Debt Conversion Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Creditor:	Eureka Science Incubator S.A.R.L.
Signature of Authorized Signatory of Creditor:
Name of Authorized Signatory:
Title of Authorized Signatory:
Email Address of Creditor:

Address for Notice of Creditor:

Address for Delivery of Securities for Creditor (if not same as above):

Amount of Obligations:

Principal:	$212,500
Interest:	$7,291
Total:	$219,791
Shares:	293,055
Warrants:	146,528

Description:

Number	Principal	Issued Date
FN-2	175,000	6/16/06
FN-5	37,500	11/9/06

[SIGNATURE PAGES CONTINUE]

[CREDITOR SIGNATURE PAGES TO FERMAVIR DEBT CONVERSION AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Debt Conversion Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Creditor:	Gabriele M. Cerrone
Signature of Authorized Signatory of Creditor:
Name of Authorized Signatory:
Title of Authorized Signatory:
Email Address of Creditor:

Address for Notice of Creditor:

Address for Delivery of Securities for Creditor (if not same as above):

Amount of Obligations:

Principal:	$594,000
Interest:	$ N/A
Total:	$594,000
Shares:	792,000
Warrants:	396,000

Description:

Pursuant to the Consulting Agreement dated as of August 2005 between the Company an Gabriele Cerrone, there is now due and owing to Mr. Cerrone $594,000 constituting full payments to November 15, 2006.